                                                                   Exhibit 10.10

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This First Amendment to Loan and Security Agreement (this "Amendment") is made and entered into effective as of June 27, 1997, by and between Litronic Industries, Inc., a California corporation (the "Company"), and Fidelity Funding, Inc., a Texas corporation ("Fidelity").

     A. The Company and Fidelity Funding of California, Inc. ("FFOC") have entered into that certain Loan and Security Agreement (the "Original Agreement"), dated as of June 27, 1996, and FFOC has assigned all of its right, title and interest in, to and under the Original Agreement to Fidelity. The Original Agreement as amended by this Amendment is referred to herein as the "Agreement." Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Original Agreement.

     B. The Company and Fidelity desire to amend the Original Agreement and, in connection therewith, hereby agree as follows:

          1.   Amendment to Section 14.4.  The first sentence of Section 14.4 of
               -------------------------
the Agreement is hereby amended to read in its entirety as follows:

          "The term of this Agreement shall expire on February 28, 1998 (the original term, and any extension thereof made by Fidelity pursuant to this section, are herein called the "Term"); provided, however, that Fidelity may extend the term hereof for additional one-year periods, if Fidelity elects to do so in its sole discretion, by notifying the Company in writing at least 30 days before the end of the term then in effect; and provided further that Fidelity may terminate this Agreement at any time effective immediately upon the occurrence of an Event of Default."

          2.   Commitment Fee.  Notwithstanding Section 5.1 of the Original
               --------------
Agreement, the commitment fee payable under such Section on June 27, 1997, shall be $29,333.36.

          3.   Amendment of Section 5.2.  Section 5.2 of the Original Agreement
               ------------------------
hereby is amended to read in its entirety as follows:

          "5.2 As consideration for Fidelity's commitment to advance funds hereunder, the Company shall pay to Fidelity a minimum usage fee (in this section called the "Minimum Usage Fee") of not less than $8,700 for each calendar month (or fraction thereof, on a prorated basis) during the Term. In the event that the income earned by Fidelity during any calendar month (or fraction thereof on a prorated basis) pursuant to Sections 2.5 and 5.3 is less than the Minimum Usage Fee, the Company shall pay to Fidelity the difference between the amount so earned by Fidelity and the Minimum Usage Fee, regardless of Fidelity's prior compensation. The Minimum Usage Fee for each calendar month shall be due and payable on the first day of the next calendar month.

          4.   Payment of Costs.  The Company shall pay Fidelity a document
               ----------------
preparation fee of $500, which shall cover all costs and expenses incurred by Fidelity, in connection with the negotiation, preparation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby. The Company hereby authorizes Fidelity, in its sole discretion, to deduct such fee from any Advance made by Fidelity under the Agreement after the date hereof or the Cash Collateral.

          5.   Representations and Warranties of the Company.  In order to
               ---------------------------------------------
induce Fidelity to enter into this Amendment, the Company represents and warrants to Fidelity that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) The Company is duly authorized to execute, deliver and perform its obligations under this Amendment an dis and will continue to be duly authorized to perform its obligations under the Original Agreement as amended hereby. The Company has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Company hereunder.

          (c) The execution and delivery by the Company of this Amendment, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of the Company, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company of this Amendment or to consummate the transactions contemplated hereby.

          (d) The Agreement (including this Amendment) has been duly executed and delivered by the Company and is a legal and binding instrument and agreement of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws and by general principles of equity.

          (e) No Event of Default or any event that, with the giving of notice, the passage of time or both, would constitute an Event of Default has occurred or is continuing.

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

          6.   Miscellaneous.
               -------------

          (a) This Amendment shall not be effective until Kris Shah and Geraldine Shah acknowledge there consent hereto in the form attached hereto.

          (b) The Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Fidelity under the Agreement nor constitute a waiver of any provision thereof.

          (c) All representations, warranties, covenants and agreements of the Company herein shall survive the execution and delivery of this Amendment and the performance hereof and shall further survive until the Agreement is terminated.

          (d) This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and same Amendment.

     IN WITNESS WHEREOF, the Company and Fidelity have executed this Amendment as of the date first written above.


FIDELITY:                           THE COMPANY:

FIDELITY FUNDING, INC.,             LITRONIC INDUSTRIES, INC.,
a Texas corporation                 a California corporation


By:    /S/ MICHAEL D. HADDAD        By:   /S/ KRIS SHAH
   --------------------------          ---------------------------
   Michael D. Haddad                   Kris Shah
   President                           President

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

                             CONSENT AND AGREEMENT
                             ---------------------


     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby ratifies and confirms the general continuing guaranty dated as of June 27, 1996, made by Kris Shah for the benefit of FFOC, and agrees that his or her obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.



                                         /s/ Kris Shah
                                       --------------------------------------
                                       Kris Shah


                                         /s/ Geraldine M. Shah
                                       --------------------------------------
                                       Geraldine Shah



     The undersigned hereby consents to the provisions of this Amendment and the transactions contemplated therein and hereby ratifies and confirms the subordination agreement, dated as of June 27, 1996, made by him for the benefit of FFOC relating to the Company, and agrees that his obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.



                                         /s/ Kris Shah
                                       --------------------------------------
                                       Kris Shah







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